EXHIBIT 7

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Reef C. Ivey, II as the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned any and all Forms 3, 4, or 5, Schedule 13D, or Form 144, or other applicable forms, together with any amendments thereto (the “Forms”), regarding the undersigned’s ownership of, and any transactions in or changes in beneficial ownership of, the equity securities of any class of Smithfield Foods, Inc. (the “Company”), in accordance with Sections 13 or 16(a) of the Securities Exchange Act of 1934, and the rules thereunder, or the Securities and Exchange Commission’s Rule 144 under the Securities Act of 1933, as it or they may be amended from time to time;

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms, or any amendment thereto, and file the same with the Securities and Exchange Commission and any stock exchange or similar authority; and,

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to the Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

      The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Sections 13 or 16 of the Securities Exchange Act of 1934, Rule 144 under the Securities Act of 1933, or any other provision of or rule under either of those Acts.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file such Forms with respect to the undersigned’s beneficial ownership of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of August, 2001.

/s/ Wendell H. Murphy (SEAL) Wendell H. Murphy

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Reef C. Ivey, II as the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned any and all Forms 3, 4, or 5, Schedule 13D, or Form 144, or other applicable forms, together with any amendments thereto (the “Forms”), regarding the undersigned’s ownership of, and any transactions in or changes in beneficial ownership of, the equity securities of any class of Smithfield Foods, Inc. (the “Company”), in accordance with Sections 13 or 16(a) of the Securities Exchange Act of 1934, and the rules thereunder, or the Securities and Exchange Commission’s Rule 144 under the Securities Act of 1933, as it or they may be amended from time to time;

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms, or any amendment thereto, and file the same with the Securities and Exchange Commission and any stock exchange or similar authority; and,

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to the Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

      The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Sections 13 or 16 of the Securities Exchange Act of 1934, Rule 144 under the Securities Act of 1933, or any other provision of or rule under either of those Acts.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file such Forms with respect to the undersigned’s beneficial ownership of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of August, 2001.

/s/ Wendell H. Murphy, Jr. (SEAL) Wendell H. Murphy, Jr.

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Reef C. Ivey, II as the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned any and all Forms 3, 4, or 5, Schedule 13D, or Form 144, or other applicable forms, together with any amendments thereto (the “Forms”), regarding the undersigned’s ownership of, and any transactions in or changes in beneficial ownership of, the equity securities of any class of Smithfield Foods, Inc. (the “Company”), in accordance with Sections 13 or 16(a) of the Securities Exchange Act of 1934, and the rules thereunder, or the Securities and Exchange Commission’s Rule 144 under the Securities Act of 1933, as it or they may be amended from time to time;

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms, or any amendment thereto, and file the same with the Securities and Exchange Commission and any stock exchange or similar authority; and,

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to the Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

      The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Sections 13 or 16 of the Securities Exchange Act of 1934, Rule 144 under the Securities Act of 1933, or any other provision of or rule under either of those Acts.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file such Forms with respect to the undersigned’s beneficial ownership of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of August, 2001.

/s/ Wendy M. Crumpler (SEAL) Wendy M. Crumpler

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Reef C. Ivey, II as the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned any and all Forms 3, 4, or 5, Schedule 13D, or Form 144, or other applicable forms, together with any amendments thereto (the “Forms”), regarding the undersigned’s ownership of, and any transactions in or changes in beneficial ownership of, the equity securities of any class of Smithfield Foods, Inc. (the “Company”), in accordance with Sections 13 or 16(a) of the Securities Exchange Act of 1934, and the rules thereunder, or the Securities and Exchange Commission’s Rule 144 under the Securities Act of 1933, as it or they may be amended from time to time;

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms, or any amendment thereto, and file the same with the Securities and Exchange Commission and any stock exchange or similar authority; and,

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to the Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

      The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Sections 13 or 16 of the Securities Exchange Act of 1934, Rule 144 under the Securities Act of 1933, or any other provision of or rule under either of those Acts.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file such Forms with respect to the undersigned’s beneficial ownership of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of August, 2001.

/s/ Harry D. Murphy (SEAL) Harry D. Murphy

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Reef C. Ivey, II as the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned any and all Forms 3, 4, or 5, Schedule 13D, or Form 144, or other applicable forms, together with any amendments thereto (the “Forms”), regarding the undersigned’s ownership of, and any transactions in or changes in beneficial ownership of, the equity securities of any class of Smithfield Foods, Inc. (the “Company”), in accordance with Sections 13 or 16(a) of the Securities Exchange Act of 1934, and the rules thereunder, or the Securities and Exchange Commission’s Rule 144 under the Securities Act of 1933, as it or they may be amended from time to time;

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms, or any amendment thereto, and file the same with the Securities and Exchange Commission and any stock exchange or similar authority; and,

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to the Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

      The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Sections 13 or 16 of the Securities Exchange Act of 1934, Rule 144 under the Securities Act of 1933, or any other provision of or rule under either of those Acts.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file such Forms with respect to the undersigned’s beneficial ownership of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of August, 2001.

/s/ Marc D. Murphy (SEAL) Marc D. Murphy

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Reef C. Ivey, II as the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned any and all Forms 3, 4, or 5, Schedule 13D, or Form 144, or other applicable forms, together with any amendments thereto (the “Forms”), regarding the undersigned’s ownership of, and any transactions in or changes in beneficial ownership of, the equity securities of any class of Smithfield Foods, Inc. (the “Company”), in accordance with Sections 13 or 16(a) of the Securities Exchange Act of 1934, and the rules thereunder, or the Securities and Exchange Commission’s Rule 144 under the Securities Act of 1933, as it or they may be amended from time to time;

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms, or any amendment thereto, and file the same with the Securities and Exchange Commission and any stock exchange or similar authority; and,

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to the Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

      The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Sections 13 or 16 of the Securities Exchange Act of 1934, Rule 144 under the Securities Act of 1933, or any other provision of or rule under either of those Acts.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file such Forms with respect to the undersigned’s beneficial ownership of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of August, 2001.

/s/ Stratton K. Murphy (SEAL) Stratton K. Murphy

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Reef C. Ivey, II as the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned any and all Forms 3, 4, or 5, Schedule 13D, or Form 144, or other applicable forms, together with any amendments thereto (the “Forms”), regarding the undersigned’s ownership of, and any transactions in or changes in beneficial ownership of, the equity securities of any class of Smithfield Foods, Inc. (the “Company”), in accordance with Sections 13 or 16(a) of the Securities Exchange Act of 1934, and the rules thereunder, or the Securities and Exchange Commission’s Rule 144 under the Securities Act of 1933, as it or they may be amended from time to time;

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms, or any amendment thereto, and file the same with the Securities and Exchange Commission and any stock exchange or similar authority; and,

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to the Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

      The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Sections 13 or 16 of the Securities Exchange Act of 1934, Rule 144 under the Securities Act of 1933, or any other provision of or rule under either of those Acts.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file such Forms with respect to the undersigned’s beneficial ownership of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of August, 2001.

/s/ Joyce M. Norman (SEAL) Joyce M. Norman

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Reef C. Ivey, II as the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned any and all Forms 3, 4, or 5, Schedule 13D, or Form 144, or other applicable forms, together with any amendments thereto (the “Forms”), regarding the undersigned’s ownership of, and any transactions in or changes in beneficial ownership of, the equity securities of any class of Smithfield Foods, Inc. (the “Company”), in accordance with Sections 13 or 16(a) of the Securities Exchange Act of 1934, and the rules thereunder, or the Securities and Exchange Commission’s Rule 144 under the Securities Act of 1933, as it or they may be amended from time to time;

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms, or any amendment thereto, and file the same with the Securities and Exchange Commission and any stock exchange or similar authority; and,

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to the Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

      The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Sections 13 or 16 of the Securities Exchange Act of 1934, Rule 144 under the Securities Act of 1933, or any other provision of or rule under either of those Acts.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file such Forms with respect to the undersigned’s beneficial ownership of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of August, 2001.

/s/ Angela N. Brown (SEAL) Angela N. Brown